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                                                                     Exhibit 4.1

8306



COMMON STOCK                                                    COMMON STOCK
                                [ART WORK]
  Number                                                           Shares

MC

                            J.P. MORGAN CHASE & CO.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFICATE IS TRANSFERABLE IN                         CUSIP 46625H 10 0
NEW YORK, NY AND RIDGEFIELD PARK, NJ                     SEE REVERSE FOR CERTAIN
                                                               DEFINITIONS




THIS CERTIFIES THAT
                                                   COUNTERSIGNED AND REGISTERED:
                                                   MELLON INVESTOR SERVICES LLC

                                                   BY       TRANSFER AGENT
                                                            AND REGISTRAR,

                                                         AUTHORIZED SIGNATURE


IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

J.P. Morgan Chase & Co. (hereinafter referred to as the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the signatures of the duly authorized officers of the Corporation.


                              CERTIFICATE OF STOCK
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


Dated      /s/ Anthony J. Horan    /s/ Douglas A. Warner III        /s/ William B. Harrison Jr.

12-22-00        SECRETARY            CHAIRMAN OF THE BOARD     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            J.P. MORGAN CHASE & CO.

The Corporation will furnish without charge to each stockholder who so requests the designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request should be addressed to the Transfer Agent named on the face hereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (as tenants in common)

TEN ENT (as tenants by the entireties)

JT TEN (as joint tenants with right of survivorship and not as tenants in common)

UNIF GIFT MIN ACT (______Custodian_______under Uniform Gifts to
                    Cust           Minor

                     Minors Act________)
                                *State

Additional abbreviations may be used.

For value received, _____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                    |
|                                    |
________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.



Dated_____________________________



SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.